UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

☒ Filed by the Registrant                           ☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UPBOUND GROUP, INC.

(Name of Registrant as Specified in Its Charter)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! UPBOUND GROUP, INC. 2023 Annual Meeting of Stockholders Vote by June 5, 2023 11:59 PM ET. For shares held in our 401(k) Retirement Savings Plan, vote by June 1, 2023 11:59 PM ET.UPBOUND GROUP, INC. 5501 HEADQUARTERS DRIVE PLANO, TX 75024V10312-P84271You invested in UPBOUND GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 6, 2023. Get informed before you vote View the Notice and the Proxy Statement and most recent Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVote in Person at the Meeting* June 6, 2023 8:00 a.m. Central Time5501 Headquarters Drive Plano, Texas 75024*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items 1. To elect or re-elect the directors nominated by the Board of Directors: 1a. Jeffrey Brown 1b. Mitchell Fadel 1c. Christopher Hetrick 1d. Harold Lewis 1e. Glenn Marino 1f. Carol McFate 1g. Jen You 2. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023 3. To approve, by non-binding vote, compensation of the named executive officers for the year ended December 31, 2022 4. To approve an amendment to the Upbound Group, Inc. 2021 Long-Term Incentive Plan NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof.Board RecommendsFor For For For For For For For For ForPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.